                                                                 Exhibit (10)(f)


                                   AGREEMENT


         THIS AGREEMENT (the "Agreement") is made as of the 1st day of October, 1995, between IRT PROPERTY COMPANY, a Georgia corporation (the "Company"), and DONALD W. MACLEOD (the "Executive").

                 1. Notwithstanding any other Employment Agreements between the Company and the Executive, in the event that the employment of the Executive hereunder is terminated (i) by the Company within three (3) calendar months immediately following the date of the occurrence of a Change of Control of the Company (as defined in section 3 hereof) without cause, (ii) by the Executive at any time after a Change of Control of the Company because his regular duties hereunder are materially reduced or diminished (the position and duties of chairman and chief executive officer of the Company being material to such employment) or (iii) by the Executive with or without cause or for any reason whatsoever within three (3) months immediately following the date of the occurrence of a Change of Control of the Company, the Company shall pay to the Executive for a period of thirty six (36) full calendar months from the date of termination (A) the Base Salary in effect at the time of the termination of employment (in the same installments as prior to termination), (B) an amount equal to the average Incentive Bonus, if any, paid to the Executive during the last two years, and (C) when and as due, any other amounts to which the Executive is entitled at the date of termination under any compensation plan of the Company in accordance with the terms of such plan(s). Executive agrees that, for a period of one (1) year after termination, he will not hire any Company employees.

                 2. In lieu of payments in installments under section 1 hereof, within thirty (30) days of termination of employment, the Executive or the Company may, at his or its sole option, elect to have all amounts to which the Executive is entitled under section 1 to be paid in a lump sum cash payment. The lump sum cash payment provided in this section 2 shall be due within five (5) days of notice from the Executive or the Company of the election of such lump sum cash payment pursuant to this section.

                 3. For purposes of this Agreement, a "Change of Control of the Company" means, (a) a change in control of a nature which would be required to be reported in response to item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as if the Company is then subject to such reporting requirement (but regardless of the actual applicability of the Exchange Act); provided that, without limitation, such a Change of Control of the Company shall be deemed to have occurred if any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities; (b) a merger or consolidation of the Company in which the Company does not survive as an independent public company; (c) more than fifty percent (50%) of the assets of the Company are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company or otherwise; (d) the cessation of the listing of the common stock of the Company on an established securities market;
(e) any action or resolution by the Company to reduce the Base Salary; or (f) that date on which the individuals, who on the date of this Agreement serve as directors of the Company, cease, for any reason, to constitute at least a majority of the directors of the Company, unless the election of each director who was not a director on the date of this Agreement has been approved in advance by the Executive.

                 4. During the period that the Company is required to make payments to the Executive pursuant to section 1 hereof, or for a period of twelve (12) months after termination of employment in the event the Executive elects a lump sum cash payment under section 2 hereof, the Company shall maintain in full force and effect for the continued benefit of the Executive, all employee benefit plans and programs in which the Executive was entitled to participate immediately prior to the date of termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred.

                 5. In the event that the Company terminates or seeks to terminate this Agreement or the employment of the Executive hereunder and disputes its obligation to pay or fails or refuses to pay or provide when due to the Executive any portion of the amounts or benefits due to the Executive pursuant to this Agreement and the Executive prevails in any amount, the Company shall pay or reimburse to the Executive all costs incurred by him in such dispute or collection effort, including reasonable attorneys' fees and expenses (whether or not suit is filed) and costs of litigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided in this Agreement be reduced by any compensation earned by the Executive as a result of employment by another employer or by retirement benefits after the date of termination of employment or otherwise. The payments and benefits under this Agreement are in addition to any and all payments and benefits to which the Executive is entitled under the terms of this Agreement or otherwise.

                 6. It is the intention of the Company and the Executive that no portion of any payment or benefit paid or provided under this Agreement or any other payment or benefit under this Agreement, or payments to or for the Executive under any other agreement or plan shall be deemed to be an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986 as amended (the "Code") or any successor provision. However, it is understood that, depending upon elections hereunder made by the Executive, the present value of all payments made under this Agreement and any other payment to or for the benefit of the Executive in the nature of compensation, the receipt of which is contingent on a Change of Control of the Company and to which Section 280G of the Code or any successor provision thereto may apply, might exceed the maximum amounts which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code or any successor provision. In the event that the Executive becomes subject to a tax imposed by Section 4999 of the Code or any successor provision, the Company and the Executive agree to modify this Agreement to comply with any changes to
Section 4999 to avoid Company or Executive being subject to any excise tax.

                 7. This Agreement shall terminate upon the Executive's death or inability to perform his duties by reason of ill health (whether mental or physical), accident or otherwise for a period or periods aggregating 180 days in any consecutive 365 day period, and all obligations of the Company under the Agreement, other than any obligations with respect to payment of accrued and unpaid Salary, shall terminate upon such event or events.

                 8. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and shall be deemed given when sent by registered or certified mail to the Executive at the last residence address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.

                 9. This Agreement shall be effective as of October 1, 1995 and shall be binding upon and inure to the benefit of the Executive, his heirs, personal and legal representatives, guardians and permitted assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon any successor of the Company.

                 10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

                 11. The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.


         IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.


                                              COMPANY:

                                              IRT PROPERTY COMPANY

                                              By:/s/ Samuel W. Kendrick
                                                 --------------------------
                                                 Samuel W. Kendrick, Chairman
                                                 of Compensation Committee


                                              EXECUTIVE:


                                              /s/ Donald W. MacLeod
                                              -----------------------
                                              Donald W. MacLeod

                                                                 Exhibit (10)(f)


                                   AGREEMENT


         THIS AGREEMENT (the "Agreement") is made as of the 1st day of October, 1995, between IRT PROPERTY COMPANY, a Georgia corporation (the "Company"), and MARY M. THOMAS (the "Executive").

                 1. Notwithstanding any other Employment Agreements between the Company and the Executive, in the event that the employment of the Executive hereunder is terminated (i) by the Company within three (3) calendar months immediately following the date of the occurrence of a Change of Control of the Company (as defined in section 3 hereof) without cause, (ii) by the Executive at any time after a Change of Control of the Company because her regular duties hereunder are materially reduced or diminished (the position and duties of executive vice president and chief financial officer of the Company being material to such employment) or (iii) by the Executive with or without cause or for any reason whatsoever within three (3) months immediately following the date of the occurrence of a Change of Control of the Company, the Company shall pay to the Executive for a period of twenty four (24) full calendar months from the date of termination (A) the Base Salary in effect at the time of the termination of employment (in the same installments as prior to termination), (B) an amount equal to the average Incentive Bonus, if any, paid to the Executive during the last two years, and (C) when and as due, any other amounts to which the Executive is entitled at the date of termination under any compensation plan of the Company in accordance with the terms of such plan(s). Executive agrees that, for a period of one (1) year after termination, she will not hire any Company employees.

                 2. In lieu of payments in installments under section 1 hereof, within thirty (30) days of termination of employment, the Executive or the Company may, at her or its sole option, elect to have all amounts to which the Executive is entitled under section 1 to be paid in a lump sum cash payment. The lump sum cash payment provided in this section 2 shall be due within five (5) days of notice from the Executive or the Company of the election of such lump sum cash payment pursuant to this section.

                 3. For purposes of this Agreement, a "Change of Control of the Company" means, (a) a change in control of a nature which would be required to be reported in response to item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as if the Company is then subject to such reporting requirement (but regardless of the actual applicability of the Exchange Act); provided that, without limitation, such a Change of Control of the Company shall be deemed to have occurred if any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities; (b) a merger or consolidation of the Company in which the Company does not survive as an independent public company; (c) more than fifty percent (50%) of the assets of the Company are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company or otherwise; (d) the cessation of the listing of the common stock of the Company on an established securities market;
(e) any action or resolution by the Company to reduce the Base Salary; or (f) that date on which the individuals, who on the date of this Agreement serve as directors of the Company, cease, for any reason, to constitute at least a majority of the directors of the Company, unless the election of each director who was not a director on the date of this Agreement has been approved in advance by the Executive.

                 4. During the period that the Company is required to make payments to the Executive pursuant to section 1 hereof, or for a period of twelve (12) months after termination of employment in the event the Executive elects a lump sum cash payment under section 2 hereof, the Company shall maintain in full force and effect for the continued benefit of the Executive, all employee benefit plans and programs in which the Executive was entitled to participate immediately prior to the date of termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which her continued participation is barred.

                 5. In the event that the Company terminates or seeks to terminate this Agreement or the employment of the Executive hereunder and disputes its obligation to pay or fails or refuses to pay or provide when due to the Executive any portion of the amounts or benefits due to the Executive pursuant to this Agreement and the Executive prevails in any amount, the Company shall pay or reimburse to the Executive all costs incurred by her in such dispute or collection effort, including reasonable attorneys' fees and expenses (whether or not suit is filed) and costs of litigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided in this Agreement be reduced by any compensation earned by the Executive as a result of employment by another employer or by retirement benefits after the date of termination of employment or otherwise. The payments and benefits under this Agreement are in addition to any and all payments and benefits to which the Executive is entitled under the terms of this Agreement or otherwise.

                 6. It is the intention of the Company and the Executive that no portion of any payment or benefit paid or provided under this Agreement or any other payment or benefit under this Agreement, or payments to or for the Executive under any other agreement or plan shall be deemed to be an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986 as amended (the "Code") or any successor provision. However, it is understood that, depending upon elections hereunder made by the Executive, the present value of all payments made under this Agreement and any other payment to or for the benefit of the Executive in the nature of compensation, the receipt of which is contingent on a Change of Control of the Company and to which Section 280G of the Code or any successor provision thereto may apply, might exceed the maximum amounts which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code or any successor provision. In the event that the Executive becomes subject to a tax imposed by Section 4999 of the Code or any successor provision, the Company and the Executive agree to modify this Agreement to comply with any changes to
Section 4999 to avoid Company or Executive being subject to any excise tax.

                 7. This Agreement shall terminate upon the Executive's death or inability to perform her duties by reason of ill health (whether mental or physical), accident or otherwise for a period or periods aggregating 180 days in any consecutive 365 day period, and all obligations of the Company under the Agreement, other than any obligations with respect to payment of accrued and unpaid Salary, shall terminate upon such event or events.

                 8. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and shall be deemed given when sent by registered or certified mail to the Executive at the last residence address she has filed in writing with the Company, or, in the case of the Company, at its principal executive offices.

                 9. This Agreement shall be effective as of October 1, 1995 and shall be binding upon and inure to the benefit of the Executive, her heirs, personal and legal representatives, guardians and permitted assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon any successor of the Company.

                 10. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

                 11. The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provisions.


         IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

                                              COMPANY:

                                              IRT PROPERTY COMPANY

                                              By:/s/ Samuel W. Kendrick
                                                 ----------------------------
                                                 Samuel W. Kendrick, Chairman
                                                 of Compensation Committee


                                              EXECUTIVE:


                                              /s/ Mary M. Thomas
                                              -----------------------
                                              Mary M. Thomas

                                                                 Exhibit (10)(f)


                                   AGREEMENT


         THIS AGREEMENT (the "Agreement") is made as of the 1st day of October, 1995, between IRT PROPERTY COMPANY, a Georgia corporation (the "Company"), and THOMAS H. MCAULEY (the "Executive").

         1.      EMPLOYMENT OF THE EXECUTIVE.

                 1.1      DUTIES AND STATUS.       The Company hereby engages
the Executive as President and Chief Operating Officer for the period specified in Section 2.1 hereof (the "Employment Period"). The Executive accepts such employment on the terms and conditions set forth in this Agreement. During the Employment Period, the Executive shall exercise such authority and perform such duties as are commensurate with the office of president and chief operating officer of a public real estate investment trust.

                 1.2      CASH COMPENSATION.       As compensation for his
services under this Agreement, the Executive shall be compensated as follows:

                          (a)     The Company shall pay the Executive an annual
salary (the "Base Salary") in periodic equal installments in accordance with the normal payroll practices of the Company. Subject to the next following sentence, the Base Salary shall be Two Hundred Fifty Thousand Dollars ($250,000). The Base Salary shall be subject to periodic review at least annually and may be increased based on performance of the Executive as well as prevailing market conditions, but shall not be decreased, during the Employment Period.

                          (b)     In addition to the above, the Executive shall
be paid such additional incentive bonus (the "Incentive Bonus"), if any, as may be determined by the Board of Directors of the Company.

                          (c)     As an incentive for the Executive to accept
the employment which is the subject of this Agreement, the Company shall pay to the Executive, in a one time lump sum cash payment, the amount of One Hundred Thousand Dollars ($100,000) (the "Commencement Bonus"). The Commencement Bonus shall not be credited to or applied against any other payment or amount due hereunder. The Commencement Bonus shall be fully earned and be irrevocable upon execution of this Agreement by Company and the Executive; however, the Commencement Bonus shall be paid prior to January 16, 1996, but shall not be due nor paid prior to January 2, 1996.

                 1.3      GENERAL BENEFITS.        In addition to the cash
compensation provided for in Section 1.2 hereof, the Company will provide the Executive with additional benefits as follows:

                          (a)     The Company will reimburse the Executive for
such reasonable out-of-pocket expenses as the Executive may incur in the rendition of the services contemplated hereby upon presentation of written evidence that the expense has been paid by the Executive, if reimbursement of such expenditures conforms to the Company's expense reimbursement policy at the time the expenditures are incurred or if the Executive had prior written authorization for said expenditures.

                          (b)     The Executive is entitled to participate in
any health, medical, disability, medical reimbursement and hospitalization insurance plan, group life insurance plan, pension or profit-sharing plan, or other qualified or nonqualified employee benefit plan covering executive employees of the Company if and when he is eligible according to the terms and conditions of the particular plan. Initially, the Company will implement and maintain for the Executive such employee welfare and benefit plans as are generally available to executive employees of the Company on September 30, 1995. Unless the Executive consents to a different treatment, his eligibility, participation, and benefits under such plans will continue to be no less favorable than those provided to other executive employees of the Company.

                          (c)     The Executive is entitled to participate in
the Company's current plan of Additional Cash in Lieu of Pension in accordance with the terms of the plan. Under this plan, participants receive a year-end cash payment from the Company, the amount of which is based upon each participant's length of service with the Company. Each participant who has been employed by the Company for more than five years will receive a year-end cash payment equal to 12% of his or her salary. Each participant with less than five years service will receive year-end cash payments in graduated amounts designed to produce a cumulative 12% payment after completion of five years of service. An employee must be in the employ of the Company on January 1 and December 31 of any year to participate in the plan for that year.


                                  The Executive agrees to future modification
of this benefit if the Company adopts any form of qualified pension program, including a 401K, profit sharing plan, etc. to replace the Additional Cash in Lieu of Pension plan.

                          (d)     The Executive will be entitled to a vacation
in accordance with the Company's vacation schedule in effect at the time the vacation is to be taken, which schedule will not be less favorable to the Executive than the vacation schedule for other executive employees of the Company. During such vacation, the Executive shall be entitled to receive his regular compensation pursuant to and in accordance with this Agreement.

                          (e)     The Company shall provide the Executive with
an automobile. The automobile furnished the Executive shall be similar to automobiles provided to other executives of the Company. In addition, the Company shall pay for the insurance, maintenance, repairs, replacement of parts, servicing, gasoline and oil necessary for the upkeep of the automobile and any other necessary and proper expenses in connection with the operation by the Executive of the automobile. Upon termination of the obligation of the Company to provide benefits pursuant to subsection 2.2.4 hereof or in the event the Company discontinues providing automobiles to certain employees and pays an automobile allowance in lieu thereof, the Executive shall be entitled to receive such automobile allowance and shall have the right and option to purchase the automobile at its then book value for financial statement purposes (if the automobile is owned by the Company) or to assume the lease for said automobile (if the automobile is leased by the Company).

                 1.4      STOCK OPTION.    The Executive shall have been
granted a nonqualified stock option for 50,000 shares of the Company's common stock in accordance with the terms of the Company's 1989 Stock Option Plan. The option price was $9.625, the closing price as quoted on the New York Stock Exchange on August 31, 1995, the date Executive agreed to accept the position of President and Chief Operating Officer of the Company.

         2.      EMPLOYMENT PERIOD; SEVERANCE PROVISIONS.

                 2.1      PERIOD OF EMPLOYMENT.    The Employment Period shall
commence on the date of this Agreement and shall continue until the first anniversary hereof and for successive twelve (12) month periods thereafter; provided, that either party may terminate the employment of the Executive at any time upon thirty (30) days' prior written notice to the other party hereto. Notwithstanding the foregoing, or any notice to terminate employment given by the Company or the Executive, this Agreement shall continue in effect until all payments and benefits required to be made or provided by the Company, to the Executive under this Agreement or otherwise have been paid or provided in full. Executive agrees that, for a period of one (1) year after termination, he will not hire any Company employees. This Agreement shall terminate upon the earlier of the foregoing or upon the Executive's death or inability to perform his duties by reason of ill health (whether mental or physical), accident or otherwise for a period or periods aggregating 180 days in any consecutive 365 day period, and all obligations of the Company under the Agreement, other than any obligations with respect to payment of accrued and unpaid Salary, shall terminate upon such event or events.

                 2.2      SEVERANCE PROVISIONS.

                          2.2.1(a)         Subject to the provisions of
subsection 2.2.1(b) hereof, if the employment of the Executive hereunder is terminated within the first twenty four (24) months of employment (i) by the Company without cause or (ii) by the Executive because his regular duties hereunder are materially reduced or diminished (the position and duties of president and chief operating officer of the Company being material to such employment), the Company shall continue to pay to the Executive, for a period of twelve (12) full consecutive calendar months commencing on the date of termination, (A) the Base Salary in effect at the time of the termination of employment (in the same installments as prior to termination), and (B) when and as due, any other amounts to which the Executive is entitled at the date of termination under any compensation plan of the Company in accordance with the terms of such plan(s).

                               (b)         Notwithstanding any other term of
this Agreement, in the event that the employment of the Executive hereunder is terminated (i) by the Company within three (3) calendar months immediately following the date of the occurrence of a Change of Control of the Company (as defined in subsection 2.2.3 hereof) without cause, (ii) by the Executive at any time after a Change of Control of the Company because his regular duties hereunder are materially reduced or diminished (the position and duties of president and chief operating officer of the Company being material to such employment) or (iii) by the Executive with or without cause or for any reason whatsoever pursuant to Section 2.1 hereof or otherwise within three (3) months immediately following the date of the occurrence of a Change of Control of the Company, the Company shall pay to the Executive for a period of thirty six (36) full calendar months from the date of termination (A) the Base Salary in effect at the time of the termination of employment (in the same installments as prior to termination), (B) an amount equal to the average Incentive Bonus, if any, paid to the Executive during the last two years, and (C) when and as due, any other amounts to which the Executive is entitled at the date of termination under any compensation plan of the Company in accordance with the terms of such plan(s).

                          2.2.2            In lieu of payments in installments
under subsection 2.2.1 hereof, within thirty (30) days of termination of employment, the Executive or the Company may, at his or its sole option, elect to have all amounts to which the Executive is entitled under subsection 2.2.1 to be paid in a lump sum cash payment. The lump sum cash payment provided in this subsection 2.2.2 shall be due within five (5) days of notice from the Executive or the Company of the election of such lump sum cash payment pursuant to this subsection.

                          2.2.3   For purposes of this Agreement, a "Change of
Control of the Company" means, (a) a change in control of a nature which would be required to be reported in response to item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as if the Company is then subject to such reporting requirement (but regardless of the actual applicability of the Exchange Act); provided that, without limitation, such a Change of Control of the Company shall be deemed to have occurred if any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities; (b) a merger or consolidation of the Company in which the Company does not survive as an independent public company; (c) more than fifty percent (50%) of the assets of the Company are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company or otherwise; (d) the cessation of the listing of the common stock of the Company on an established securities market; (e) any action or resolution by the Company to reduce the Base Salary; or (f) that date on which the individuals, who on the date of this Agreement serve as directors of the Company, cease, for any reason, to constitute at least a majority of the directors of the Company, unless the election of each director who was not a director on the date of this Agreement has been approved in advance by the Executive.

                          2.2.4   During the period that the Company is
required to make payments to the Executive pursuant to subsection 2.2.1 hereof, or for a period of twelve (12) months after termination of employment in the event the Executive elects a lump sum cash payment under subsection 2.2.2 hereof, the Company shall maintain in full force and effect for the continued benefit of the Executive, all employee benefit plans and programs in which the Executive was entitled to participate immediately prior to the date of termination, excluding those benefits provided pursuant to subsection 1.3(e) hereof; provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred.

                          2.2.5   In the event that the Company terminates or
seeks to terminate this Agreement or the employment of the Executive hereunder and disputes its obligation to pay or fails or refuses to pay or provide when due to the Executive any portion of the amounts or benefits due to the Executive pursuant to this Section 2.2 and the Executive prevails in any amount, the Company shall pay or reimburse to the Executive all costs incurred by him in such dispute or collection effort, including reasonable attorneys' fees and expenses (whether or not suit is filed) and costs of litigation. The Executive shall not be required to mitigate the amount of any payment or benefit provided in this Section 2.2 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided in this Section 2.2 be reduced by any compensation earned by the Executive as a result of employment by another employer or by retirement benefits after the date of termination of employment or otherwise. The payments and benefits under this Section 2.2 are in addition to any and all payments and benefits to which the Executive is entitled under the terms of this Agreement or otherwise.

                          2.2.6   It is the intention of the Company and the
Executive that no portion of any payment or benefit paid or provided under this
Section 2.2 or any other payment or benefit under this Agreement, or payments to or for the Executive under any other agreement or plan shall be deemed to be an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986 as amended (the "Code") or any successor provision. However, it is understood that, depending upon elections hereunder made by the Executive, the present value of all payments made under this Section 2.2 and any other payment to or for the benefit of the Executive in the nature of compensation, the receipt of which is contingent on a Change of Control of the Company and to which Section 280G of the Code or any successor provision thereto may apply, might exceed the maximum amounts which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code or any successor provision. In the event that the Executive becomes subject to a tax imposed by Section 4999 of the Code or any successor provision, the Company and the Executive agree to modify this Agreement to comply with any changes to
Section 4999 to avoid Company or Executive being subject to any excise tax.

                          2.2.7   For purposes of this Agreement, "cause"
shall mean

         (i) if the Executive fails to comply with any term of this Agreement or fails to follow the lawful directions of the Company, and within ten (10) days after written notice from the Company of such failure(s), the Executive has not corrected such failure(s), or having once received such notice of failure(s) and having so corrected such failure(s), the Executive at any time thereafter again so fails, or





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

         (ii) if the Executive has engaged in a dishonest act to the damage or prejudice of the Company, or in conduct or activities materially damaging to the property, business or reputation of the Company, or

         (iii) if the Executive is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation, misrepresentation or embezzlement, or


         (iv) if the Executive is convicted of, pleads guilty to, or confesses to any act of moral turpitude that damages the property, business or reputation of the Company.

         3.      NOTICES.         Any notices, requests, demands and other
communications provided for by this Agreement shall be sufficient if in writing and shall be deemed given when sent by registered or certified mail to the Executive at the last residence address he has filed in writing with the Company or, in the case of the Company, at its principal executive offices.

         4.      BINDING AGREEMENT.        This Agreement shall be effective as
of October 1, 1995 and shall be binding upon and inure to the benefit of the Executive, his heirs, personal and legal representatives, guardians and permitted assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon any successor of the Company.

         5.      ENTIRE AGREEMENT.         This Agreement constitutes the
entire understanding of the Executive and the Company with respect to the employment of the Executive and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified or discharged orally, but only by an instrument in writing signed by the parties.

         6.      GOVERNING LAW.   This Agreement shall be governed by and
construed and enforced in accordance with the laws of the State of Georgia.

         7.      SEVERABILITY.    The invalidity or unenforceability of any
provisions hereof shall in no way affect the validity or enforceability of any other provision.





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

         IN WITNESS WHEREOF, the parties have executed, sealed and delivered this Agreement as of the date first above written.

                                             COMPANY:

                                             IRT PROPERTY COMPANY

                                             By:/s/ Samuel W. Kendrick
                                                ----------------------------
                                                Samuel W. Kendrick, Chairman
                                                of Compensation Committee


                                             EXECUTIVE:


                                             Thomas H. McAuley
                                             ---------------------
                                             Thomas H. McAuley





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